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                                                                     EXHIBIT 2.2

                           [FORM OF LETTER AGREEMENT]
                                                                  August 3, 2001



Marine Drilling Companies, Inc.
One Sugar Creek Boulevard
Suite 600
Sugar Land, Texas 77478
Attention: Mr. Jan Rask

Gentlemen:

         In connection with the Agreement and Plan of Merger dated as of May 23, 2001 (the "Merger Agreement") among Pride International, Inc., a Louisiana corporation ("Pride"), PM Merger, Inc., a Delaware corporation ("PM Merger, Inc."), Marine Drilling Companies, Inc., a Texas corporation ("Marine"), and AM Merger, Inc., a Delaware corporation, please indicate by signing below your agreement that:

      1. Certificate of Incorporation. Exhibit 2.1 of the Merger Agreement is amended and restated in its entirety as Exhibit A hereto.

      2. Bylaws. Exhibit 2.2 of the Merger Agreement is amended and restated in its entirety as Exhibit B hereto.

      3. Certain Actions. Pursuant to Sections 7.1 and 7.2 of the Merger Agreement, the parties hereby consent to the matters set forth on Exhibit C attached hereto.

      4. Complete Agreement. Exhibits A, B and C hereto are incorporated herein by this reference. This letter agreement, together with those Exhibits, constitutes the complete agreement of the parties with respect to the matters set forth herein, superseding all prior negotiations, conversations, proposals, writings, or understandings on the subject matter.


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                                          Sincerely,

                                          PRIDE INTERNATIONAL, INC.

                                      By: /s/ PAUL A. BRAGG
                                          --------------------------------
                                          Paul A. Bragg
                                          President and Chief Executive Officer

                                          PM MERGER, INC.

                                      By: /s/ PAUL A. BRAGG
                                          --------------------------------
                                          Paul A. Bragg
                                          President and Chief Executive Officer

                                          AM MERGER, INC.

                                      By: /s/ PAUL A. BRAGG
                                          --------------------------------
                                          Paul A. Bragg
                                          President and Chief Executive Officer

Agreed to and Accepted:

MARINE DRILLING COMPANIES, INC.

By: /s/ JAN RASK
    -------------------------------------
    Jan Rask
    President and Chief Executive Officer









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